UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012 (December 18, 2012)

SIRIUS XM RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	52-1700207
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On December 18, 2012, we entered into an amendment to the existing employment agreement between us and James E. Meyer. Pursuant to the terms of the amendment, Mr. Meyer will become our Chief Executive Officer, on an interim basis, effective immediately. Mr. Meyer will also be elected a member of our board of directors.

          Mr. Meyer shall receive a base salary of $1,300,000 per year, and annual bonuses in an amount to be determined by the compensation committee of our board of directors. The amendment also: extends the term of his agreement to October 31, 2013; changes the date that Mr. Meyer may elect to retire to October 2013; and provides that if Mr. Meyer’s employment terminates after another person is appointed as our chief executive officer, then Mr. Meyer will be entitled to an additional bonus to reflect his contributions in an amount determined by our compensation committee. The foregoing description is qualified in its entirety by the Third Amendment to the Employment Agreement attached hereto as Exhibit 10.1, which is hereby incorporated by reference in this Item 5.02 in its entirety.

          Mr. Meyer has served as our President, Operations and Sales, since May 2004. Prior to May 2004, Mr. Meyer was President of Aegis Ventures Incorporated, a consulting firm that provides general management services. From December 2001 until 2002, Mr. Meyer served as special advisor to the Chairman of Thomson S.A., a leading consumer electronics company. From January 1997 until December 2001, Mr. Meyer served as the Senior Executive Vice President for Thomson as well as the Chief Operating Officer for Thomson Consumer Electronics. From 1992 until 1996, Mr. Meyer served as Thomson’s Senior Vice President of Product Management. Mr. Meyer is a director of ROVI Corporation.

          There are no family relationships between Mr. Meyer and any other director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

          On December 18, 2012, Mr. Mel Karmazin relinquished his role as our Chief Executive Officer and resigned as a member of our board of directors.

Item 9.01	Financial Statements and Exhibits

          (d) Exhibits.

          The Exhibit Index attached hereto is incorporated herein.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM RADIO INC.

	By:	/s/	Patrick L. Donnelly

Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: December 19, 2012

EXHIBITS

Exhibit	Description of Exhibit

10.1	Third Amendment, dated as of December 18, 2012, to the Employment Agreement, dated as of October 14, 2009, between Sirius XM Radio Inc. and James E. Meyer.